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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported)  July 25, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

          Nevada                    000-51859                 98-0372780
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(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)          Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items 1.01     Entry into a Material Definitive Agreement.

Grant of Stock Options

On July 25, 2008 (the "Effective Date"), Maggie Tham and William Wittmeyer were each granted an option to acquire 500,000 shares of common stock of Electronic Sensor Technology, Inc. (the "Registrant"), par value $0.001 per share, at an exercise price of $0.03 per share (which was the closing price of the Registrant's common stock on the Effective Date), under the Registrant's 2005 Stock Incentive Plan. The option shares for each of Ms. Tham and Mr. Wittmeyer will vest as follows: 25% will vest on July 25, 2009, 25% will vest on July 25, 2010, 25% will vest on July 25, 2011 and 25% will vest on July 25, 2012. The option grants were evidenced by Notices of Grant of Stock Option and Option Agreements substantially in the form attached as Exhibit 10.2 to the annual report of the Registrant on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the Commission on April 15, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ELECTRONIC SENSOR TECHNOLOGY, INC.

Date:  January 5, 2009                        By: /s/ Philip Yee
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                                              Name:  Philip Yee
                                              Title: Secretary, Treasurer and
                                                     Chief Financial Officer